UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 7, 2007

SureWest Communications

(Exact name of registrant as specified in its charter)

California	0-556	68-0365195

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vernon Street, Roseville, California	95678

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 772-2000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

          SureWest Communications (the “Company”), on behalf of the SureWest KSOP, previously reported on Form 8-K that, effective January 26, 2007, Moss Adams LLP declined to stand for re-election as the independent registered public accounting firm for the audit of the Surewest Communications Pension Plan and the SureWest KSOP (the “Plans”).  The Plans requested that Moss Adams LLP furnish the Securities and Exchange Commission with a letter stating whether or not Moss Adams LLP agrees with the statements contained in such previously filed Form 8-K, a copy of which was received by the Company on February 7, 2007 and is attached hereto as Exhibit 16.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	16.1	Letter from Moss Adams LLP.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREWEST COMMUNICATIONS

By:	/s/ Philip A. Grybas

Philip A. Grybas
Senior Vice President and Chief Financial Officer

Date: February 8, 2007

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Moss Adams LLP.